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                                                                   EXHIBIT 10.34

                                                Confidential Treatment Requested

                    ADDENDUM #2 TO COLLABORATION AGREEMENT

     THIS ADDENDUM #2 ("Addendum #2") is made this 19/th/ day of September, 2000 (the "Effective Date"), by and among VYYO INC., a Delaware corporation having its principal address at 20400 Stevens Creek Blvd., 8/th/ Floor, Cupertino, California 95014 (hereinafter "Vyyo Inc"), VYYO, LTD., an Israeli company having its principal address at 11 Kiryat Hamada Street, Har Hotzvim, Jerusalem, Israel ("Vyyo, Ltd.") (collectively, Vyyo Inc. and Vyyo, Ltd. are referred to herein as "Vyyo") and ADC TELECOMMUNICATIONS, INC., a Minnesota corporation having its principal place of business at 12501 Whitewater Drive, Minnetonka, Minnesota 55343 (hereinafter "ADC").

                                   RECITALS
                                   --------

     A. The parties entered into a Collaboration Agreement dated August 6, 1999 (the "Collaboration Agreement") which was amended by Addendum #1 to Collaboration Agreement dated July 14, 2000 ("Addendum # 1"); and

     B. Vyyo and ADC desire to modify certain terms of the Collaboration Agreement, all as stated below.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the premises and the mutual promises set forth below, the parties hereto agree as follows:

     1.  Effect of Addendum.  Except as expressly modified herein, the
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Collaboration Agreement and Addendum #1 shall remain in full force and effect in accordance with its terms. All terms used in this Addendum #2 shall have the meaning given them in the Collaboration Agreement and Addendum #1, unless otherwise provided herein. If any conflict arises between the terms of this Addendum #2 and the Collaboration Agreement and Addendum #1, the terms of this Addendum #2 shall control.

     2.  Vyyo Payment.  Section 13 of Addendum # l. shall be amended in full to
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read as follows: Vyyo shall provide to ADC reimbursement of ********** as partial compensation to ADC for a portion of its costs incurred as a result of field testing and product testing in the development of the market for the Products, which was initiated by ADC prior to the Effective Date of this Addendum. The reimbursement payment will be made on, or prior to ******************. In addition, for such ADC efforts, Vyyo shall pay to ADC from the date of this Addendum through the first to occur of (i) the date that ADC ships any product to any customer pursuant to its manufacturing rights under Addendum Section 7 (above) using Vyyo Deliverables, or (ii) July 14, 2002,
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Any amounts due pursuant to the immediately preceding sentence shall be due and payable to ADC by Vyyo on the date that the payment for such Product is due and payable by ADC to Vyyo.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
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     IN WITNESS WHEREOF, the parties, by their duly authorized representatives, have caused this Addendum #2 to be executed as of the Effective Date.

ADC TELECOMMUNICATIONS, INC.                 VYYO INC.

By: /s/ John P. Griffin                      By: /s/ Michael Corwin
   ------------------------------               --------------------------
(Signature)                                  (Signature)

John P. Griffin, V Pres - BWG                Michael Corwin, C.O.O.
---------------------------------            -----------------------------
(Print Name and Title)                       (Print Name and Title)

                                             VYYO, LTD.

                                             By: /s/ Davidi Gilo
                                                --------------------------
                                             (Signature)

                                             Davidi Gilo
                                             -----------------------------
                                             (Print Name and Title)